EXHIBIT 24.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

Richmond, Virginia
October 23, 1996
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                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Maxxim Medical, Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

Houston, Texas
October 23, 1996